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                                                                   EXHIBIT 10.26


                      TELECOMMUNICATIONS SERVICE AGREEMENT

     This agreement (the "AGREEMENT") is made this 13th day of April, 1998, between TeleHub Network Services Corporation, an Illinois corporation with offices at 2033 North Main Street, Suite 340, Walnut Creek, California 94596 ("SUPPLIER"), and Global Telephone Corporation, a Massachusetts corporation with its principal place of business at 8 Newbury St. 6th floor, Boston, MA 02116 ("CUSTOMER").

1. SCOPE.

     A. Telecommunications Services. Supplier is authorized to use its best efforts (considering the needs of its other customers) to start provisioning of the telecommunications services described in Exhibit A attached hereto and incorporated herein by reference, to the extent they are available ("SERVICES") to Customer on or before April 18, 1998 (the "SERVICE COMMENCEMENT DATE"), so that Customer may resell the Services to its customers ("END USERS").

     B. Access Services. In conjunction with its provision of Services, Supplier will obtain from incumbent local exchange carriers ("ILECs") and competitive local exchange carriers ("CLECs") on Customer's behalf all associated and necessary switched access services and special access services, and may act on Customer's behalf to order other services, if requested. Supplier shall pass through to Customer all associated ILEC and CLEC charges for such services, and will be responsible for coordinating with said ILECs and CLECs in connection with their provisioning and maintenance of switched and special access services. Supplier shall promptly process requests to the appropriate ILEC and CLEC to load Customer's carrier identification code ("CIC") at the central office level in all areas in which Carrier uses the Services.


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     C. Call Records. Supplier will calculate and send to Customer Call Detail
Records ("CDR's") for Customer to rebill End Users for calls placed through Supplier's network, based upon the specifications defined Exhibit B.

2. CUSTOMER RESPONSIBILITIES.

     A. General Duties. The Customer shall use its best efforts to solicit customers and resell the Services to End Users. Customer shall at all time conduct its efforts in a commercially reasonable and ethical manner. Customer shall provide its own billing and customer service to the End Users. To the extent Customer makes any statements or representations to third parties (including End Users) with regard to Supplier, the Services, or the terms of this Agreement, such statements or representations shall be true and not misleading.

     B. End User Notification. Customer shall obtain prior to connection to Supplier's network, a letter of agency ("LOA") from each End-User for each telephone line ("ANI") in compliance with applicable Federal Communications Commission ("FCC") and state regulations. Customer shall be responsible for LEC Primary Interexchange Carrier change charges ("PIC CHARGES") that may be imposed on End Users as a result of End Users moving onto or off of the Supplier's network. When applicable, Customer will be responsible for notifying each End-User in writing (or by any other means approved by the FCC) that: (i) a transfer charge will be reflected on such End-User's bill for effecting a change in its primary interexchange carrier, (ii) the entity name under which such End-User's interstate, intrastate and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning such End-User's long distance service and/or billing. Customer agrees to send Supplier a copy of the documentation Customer uses to satisfy the above requirements promptly upon request. Supplier may change the foregoing requirements at any time in order to conform with applicable FCC and state regulations. Notwithstanding the foregoing, however, Customer shall be solely responsible for ensuring that the


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transfer of End Users to the Supplier's network conforms with applicable FCC and state regulations, including, without limitation, the regulations established by the FCC with respect to verification of orders for long distance service generated by telemarketing.

     C. Records. Customer will maintain documents and records ("RECORDS") supporting Customer's re-sale of Service, including, but not limited to, appropriate and valid LOAs from End Users, for a period of not less than twelve
(12) months or such other longer period as may be required by applicable law, rule or regulation. Customer shall retain the signed LOA's and promptly make originals available upon request of Supplier, any local exchange carrier ("LEC") or any regulatory agency. In the event of a disputed transfer to the Supplier's network, including, but not limited to those resulting from Customer's inability or refusal to provide original End-User LOA's when requested, Customer shall indemnify Supplier against any loss, damage or liability arising from such disputed transfer, including, without limitation, PIC Charges.

     D. Volume Forecasts. Prior to the Service Commencement Date and by the end of each calendar quarter thereafter, Customer shall provide Supplier with forecasts covering a good faith estimate of the monthly traffic volume and distribution for the ordered Services for the next three calendar months. The forecasts are to be in the format attached hereto as Exhibit C.

3. EXCLUDED ANIs. Supplier has the right to reject any ANI supplied by Customer for any of the following reasons: (i) Supplier is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located; (ii) a particular ANI submitted by Customer is not in proper format; (iii) Customer is not certified to provide long distance services in the jurisdiction in which the ANI is located; (iv) Customer is in default of this Agreement; (v) Customer fails to cooperate with Supplier in implementing reasonable verification processes determined by Supplier to be necessary or appropriate in the conduct of business; or (vi)


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any other circumstances that Supplier reasonably determines could adversely affect Supplier's performance under this Agreement or Supplier's general ability to transfer its other customers or other End Users to the Supplier's network. In the event Supplier rejects an ANI, Supplier will notify Customer within forty-eight (48) hours of its decision specifically describing the rejected ANI and the reason(s) for rejecting that ANI. Supplier is under no obligation to accept ANIs within the three-month period preceding the scheduled expiration of the term hereof.

4. CHARGES AND PAYMENT. Charges for Service ("USAGE CHARGES") shall be based on: (i) the rates for Services set forth in Exhibit D, as applicable; and (ii) actual usage of Supplier's network from establishment of a connection between the calling device and the called telephone number for termination. Supplier shall not unreasonably discriminate against Customer with respect to Usage Charges vis-a-vis other similarly situated customers. All Usage Charges shall be due and payable by Customer to Supplier within thirty (30) days of the date of invoice, without demand or set off by Customer; provided, however, that to the extent Customer disputes a portion of an invoice because it has received what it considers in good faith to be materially incorrect CDR's, the due date for such disputed portion shall be delayed for up to fifteen (15) days, provided Customer cooperates in good faith to resolve such dispute. Usage Charges are billed and payable following the period in which actual usage has been incurred. If any invoice is not paid when due: (i) a late charge shall accrue equal to 1 -1/2% (or the maximum legal rate, if less) of the unpaid balance per month; (ii) Supplier may suspend or terminate the Service; and
(iii) Supplier may require additional security deposits.

5. PERCENT -INTERSTATE USAGE. In the event Supplier provides any Services under this Agreement, the provision of which, or the rate chargeable for which, is dependent on the percentage of traffic of Customer utilizing such service that is intrastate or interstate, Supplier shall be entitled to determine the percentage of interstate (including international) and intrastate minutes of use relative to the


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minutes of traffic utilizing such service ("PIU") to the extent Supplier can make such a determination from the call detail information. To the extent Supplier cannot make such a determination, such as for Dedicated Service on which Supplier does not know the call origination point, Customer shall determine the PIU utilizing such service and shall provide Supplier with a written certification ("PIU CERTIFICATION") of such percentage. PIU Certifications may be modified from time to time by Customer, and are subject to recertification upon the request of Supplier, which requests shall not be made unilaterally by Supplier more than once each calendar quarter. Any such modification(s) of PIU Certification(s) shall be effective as of the first day of any calendar month following reasonable notice from Customer. Supplier will provide Customer written notice of Customer's failure to provide requested PIU Certification, after which Customer will have 30 days to provide said certification to Supplier. In the event Customer fails to provide a requested PIU Certification as to any Services, the rates chargeable for which are dependent on the PIU, the relevant minutes of use will be deemed to be subject to the higher of the interstate or intrastate rates for the Service. Supplier is authorized to (i) rely on Customer's PIU Certification in its own PIU filings and (ii) file Customer's PIU certification with any governmental authority, any third party carrier it uses or any ILEC or CLEC. In the event any governmental authority requires an audit of Supplier's PIU Certifications or its interstate and intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to Supplier solely for purposes of verifying Customer's interstate and intrastate minutes of use. Customer agrees to indemnify Supplier for any liability or costs (including, without limitation, any back-billing or penalties and legal fees and expenses) Supplier incurs in the event the percentages in any PIU Certification provided by Customer are different than those determined by any such audit.

6. SECURITY DEPOSITS.


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     A. Amount. Subject to paragraph D of this Section 6, Customer shall furnish
Supplier simultaneously with the execution of this Agreement a security deposit equal to the aggregate amount that Supplier estimates, in its sole discretion, would be due hereunder for Services during one month (the "SECURITY DEPOSIT"). The Security Deposit shall be (i) cash in U.S. dollars in such amount to be held by Supplier during the term of the Agreement, or (ii) an unconditional irrevocable letter of credit for such amount, naming Supplier as the sole beneficiary, issued in a form and by a bank reasonably acceptable to Supplier and to remain outstanding at all times during the term of the Agreement, or
(iii) such other instrument or device as mutually agreed to by the parties. Customer acknowledges and agrees that the Security Deposit is not a prepayment to be applied against the future provision of Service and the entire Security Deposit amount, subject to paragraphs B and D of this Section 6, is to remain outstanding at all times during the term of this Agreement.

     B. Adjustment. The adequacy of the Security Deposit will be reviewed by Supplier on a quarterly basis and, in the event that Customer's actual aggregate monthly charges for Service exceeds the amount of the Security Deposit, as determined by Supplier in its sole discretion, Customer shall, within five days of receiving written notice from Supplier, provide additional cash or increase the stated amount of the letter of credit in an amount equal to the difference between such charges and the then-existing Security Deposit.

     C. Use and Replenishment. The Security Deposit shall not bear interest and Customer shall bear all costs related to the issuance of the letter of credit described above. Supplier shall have no obligation to return any portion of the Security Deposit unless and until Customer has paid all amounts due to Supplier hereunder or otherwise. Supplier shall have the right to apply all or part of the Security Deposit to any amount that has become due hereunder and not received by Supplier as set forth herein. Upon application of any part of the Security Deposit, Customer shall, within five days of receiving written notice from Supplier,


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replenish the part of the Security Deposit, so applied. Any application of all or a part of the Security Deposit to any overdue amount does not constitute a waiver of Supplier's right to terminate this Agreement under Section 15.

     D. Waiver. Supplier, in its sole discretion, may waive its right to require a Security Deposit as set forth in this Section 6 or may reduce the required amount of the Security Deposit, subject to its right to later require Customer to fully comply with the provisions of this Section 6, upon a review of any financial statements of Customer that Supplier may request and upon its determination, in the sole discretion of Supplier, that Customer's financial circumstances do not require a Security Deposit. Customer represents that any financial statements provided to Supplier shall be prepared in accordance with generally accepted accounting principles and will be true and correct.

7. LOCKBOX AGREEMENT. Customer shall direct all of Customer's End-Users to deposit any money owed by such End-User to Customer directly into a lockbox account at the Bank of Oklahoma, N.A. (the "BANK") owned jointly by Customer and the Supplier, and authorize the Supplier to make automatic clearinghouse fund transfers from such lockbox accounts to the account of Supplier and Customer according to the terms and conditions of a lockbox agreement in form and substance reasonably satisfactory to Customer and Supplier. The Bank shall provide both Customer and Supplier with all records and statements with respect to the lockbox account each month. Supplier shall be entitled to receive from the lockbox account 80% of the amount in the lockbox paid twice monthly (the "SUPPLIER LOCKBOX PAYMENT") as payment for the Services and Customer shall be entitled to receive from the lockbox account, 20% of the amount in the lockbox (the "CUSTOMER LOCKBOX PAYMENT") subject to the terms and conditions herein. Once a month (the "COMPARISON DATE"), Supplier shall compare the Supplier Lockbox Payment with the amount then owed for the Services provided hereunder and shall provide a copy of such comparison to Customer within seven (7) days of the Comparison Date. In the event the Supplier Lockbox Payment satisfies current invoices prior to the Comparison Date, the Customer Lockbox Payment shall increase


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to one hundred percent (100%) until such time as the next invoice is rendered.
In the event that the Supplier Lockbox Payment exceeds the amount owed to Supplier during any month for the Services provided hereunder, Supplier shall pay Customer the excess within ten (10) days of the Comparison Date. In the event that the Supplier lockbox Payment is insufficient to cover the amount owed to Supplier during any month for the Services provided hereunder, (the aggregate amount by which the payments have been insufficient is referred to as the "SHORTFALL") the Supplier Lockbox Payment shall increase to one hundred percent (100%) of the amount deposited in the lockbox and Customer shall pay Supplier any additional amount needed to cover any Shortfall. When Supplier has received sufficient funds from the lockbox account to reduce the Shortfall to zero, the Supplier Lockbox and Customer Lockbox Payment shall revert to the percentages applicable on the date the Shortfall first occurred. Supplier shall have the right to audit Customer's books and records, including, without limitation, Customer's invoicing records to assure Customer its compliance hereunder. Customer shall be responsible for all fees and expenses associated with said lockbox agreement. A lockbox agreement and fee schedule will be attached hereto prior to execution of this agreement as a separate document.

8. EXOGENOUS CHARGES.

     A. Telecommunications Charges. In addition to the rates and charges listed in Exhibit D, Customer shall pay to Supplier, on a direct pass-through basis;
(i) primary interexchange carrier change charges; and (ii) the primary interexchange carrier charge ("PICC"). Customer shall also reimburse (without markup) Supplier for amounts paid to payphone service providers for toll-free and access code calls originated by Customer's End Users from payphones and, with respect to toll-free numbers assigned to Customer's End Users, amounts paid to the National Administrative Services Center. Customer shall also pay, without markup, amounts paid by Supplier toward the universal service programs established or imposed by the FCC or any state that are incurred directly on account of the Service provided by Supplier to Customer.



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     B. Tax Exemption. Within ten (10) business days after the date hereof,
Customer shall furnish to Supplier, and keep current during the term of this Agreement, valid and appropriate tax exemption certificates in the form attached hereto as Exhibit E, for all applicable jurisdictions (federal, state and local) in which it performs customer billing. Customer is responsible for properly charging tax to its subscribers and for the proper and timely reporting and payment of applicable taxes to the taxing authorities and shall defend and indemnify Supplier from payment and reporting of all applicable federal, state and local taxes, including, but not limited to, gross receipts taxes, surcharges, franchise fees, occupational, excise and other taxes (and penalties and interest thereon), relating to the Services. Such indemnification, includes costs and expenses (including reasonable attorney's fees) incurred by Supplier in settling, defending or appealing any claims or actions brought against it relating to said taxes. If Customer fails to provide and maintain the required certificates, Supplier may charge Customer and Customer shall pay such applicable taxes.

9. FRAUDULENT CALLS. Supplier shall promptly notify Customer of any notice it receives from its own fraud detection systems or otherwise of any actual or potential fraudulent usage of the Services provided to Customer's End Users. Customer hereby authorizes Supplier to take any and all actions as may be reasonably necessary to prevent or minimize toll fraud, including, but not limited to, disabling numbers or authorization codes, and agrees to indemnify and hold harmless Supplier for any and all claims arising out of such actions. Notwithstanding anything to the contrary, Customer shall not be responsible for any charges incurred as a result of fraudulent usage of the Services of which Supplier has or receives knowledge, but Customer will be responsible for all other fraudulent calls.

10. TERM. This Agreement is effective as of the date hereof and shall remain in force and effect for a period of one (1) year from the Service Commencement Date, unless earlier terminated pursuant to its terms. This Agreement


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will continue from year to year after the end of the one year term until either party terminates this Agreement by giving the other 30 days written notice of termination.

11. PROVISION OF BALANCE SHEET. Prior to Service Commencement Date, and within sixty (60) days after the end of each fiscal quarter, Customer shall provide Supplier with a consolidated balance sheet of Customer as of the end of such quarter and consolidated statements of income and retained earnings for such quarter and the fiscal year to date through such quarter, all in reasonable detail and certified by Customer's chief financial officer as having been prepared in accordance with generally accepted accounting principles, consistently applied. Supplier has the right to review Customer's credit at any time during the Term of this Agreement, and to require a cash deposit or other security satisfactory to Supplier.

12. FAILURE OF PERFORMANCE. Customer shall immediately notify Supplier of any problems or End-User complaints associated with the Service, including, but not limited to, excess noise, echo or loss of service. The liability of Supplier for damages for mistakes, omissions, interruptions, delays, errors or defects in transmission ("FAILURE OF PERFORMANCE") occurring in the furnishing of Services is limited to not charging Customer for any Services that Supplier has failed to provide. Interruption for system maintenance does not constitute a Failure of Performance. In the event of a Failure of Performance, Supplier shall use its reasonable efforts to correct such failure as soon as reasonably practicable after Supplier is notified of such failure. In the event (i) Supplier notifies Customer that Supplier cannot correct a Failure of Performance; or (ii) Supplier fails to deliver Services meeting industry standards of performance, which failure is not cured within five (5) days of written notice thereof by Customer to Supplier, Supplier and Customer, each in its sole discretion, shall have the right to cancel the affected service(s). In the event all, or any portion of, the Services are terminated pursuant to this paragraph, Customer shall remain liable for the Usage Charges for the affected


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Services that were rendered prior to the effective date of termination.

13. LIMITATION OF LIABILITY. Supplier's liability arising out of delays in restoration of the Services or out of mistakes, accidents, omissions, interruptions, or errors or defects in transmission in the provision of Services, shall be subject to the limitations in Section 12 above and in the applicable Tariff. IN NO EVENT SHALL SUPPLIER BE LIABLE TO CUSTOMER OR ANY End User OR ANY OTHER THIRD PARTY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY DAMAGES, EITHER DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, PUNITIVE, OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, OR DEFECTS IN TRANSMISSION, OR DELAYS, INCLUDING THOSE WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OBLIGATIONS OF SUPPLIER PURSUANT TO THIS AGREEMENT. SUPPLIER MAKES NO WARRANTY TO CUSTOMER OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY SUPPLIER ARE HEREBY EXCLUDED AND DISCLAIMED. For purposes of this Section, the term "Supplier" shall be deemed to include Supplier, its shareholders, directors, officers and employees, and any person or entity assisting Supplier in its performance pursuant to this Agreement.

14. CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY.

     A. Definition. "CONFIDENTIAL INFORMATION" means all information disclosed orally or in writing by one party to the other party and which is clearly identified by the disclosing party at the time of disclosure as confidential information of the disclosing party. With respect to information orally disclosed by one party to the other party, the disclosing party must provide the recipient with a written summary of such information, designating such information as confidential, within one week after the oral disclosure was made in order for such information to be


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considered Confidential Information. All information concerning either
Supplier's or Customer's traffic volume/distribution and the identity of Supplier's or Customer's customers given to either party under this Agreement or learned in connection with this Agreement or any other transaction between Supplier and Customer is hereby acknowledged by both Supplier and Customer to be Confidential Information regardless of whether it is so identified by the party supplying such information.

     B. Obligation. Each party shall take reasonable steps to safeguard Confidential Information of the other party utilizing at least the same degree of care it utilizes in protecting its own confidential information. The obligations of the recipient of Confidential Information set forth in this Section do not apply to the extent that: (i) such Confidential Information becomes generally available to the public other than as a result of unauthorized disclosure by the recipient or persons to whom the recipient has made the information available; (ii) a party received such Confidential Information on a non-confidential basis, from a third party lawfully possessing and lawfully entitled to disclose such information, prior to its receipt from the disclosing party. Further, the recipient may disclose Confidential Information pursuant to any judicial or governmental request, requirement or order. The recipient, however, shall take reasonable steps to give the disclosing party sufficient prior notice so he may contest such request, requirement or order. Confidential Information shall remain the property of the disclosing party and shall be returned to the disclosing party or destroyed upon request of the disclosing party.

     C. Intellectual Property. No patent, copyright, trademark or trade secret protected right, or technology or other proprietary right is licensed, granted or otherwise transferred by this Agreement, except for the right to benefit from the use of such technology or information in the course of the provision of Services.

     D. Use of Supplier Name. Upon execution of Supplier's trademark license agreement, Customer may refer to itself as


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an authorized user of Supplier's network in promotional, advertising or other materials upon Customer's execution of Supplier's trademark license agreement; and use Supplier's logos, trade marks, and service marks, in its promotional, advertising or other materials. Customer shall change or correct, at Customer's expense, any such material which Supplier, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable in relation to using Services. Customer is explicitly authorized to use the following statements in its sales literature: (i) "[Customer] utilizes the [Supplier]'s network"; (ii) "[Customer] utilizes [Supplier]'s facilities"; (iii) "[Supplier] provides only the network facilities"; and (iv) "[Supplier] is [Customer]'s network services provider".

     E. Remedies. In the event of a breach or threatened breach of the foregoing provisions, Supplier shall be entitled to an injunction or restraining order, in addition to such other rights or remedies as may be available under this Agreement, at law or in equity, including but not limited to money damages.

15. CUSTOMER DEFAULT. "CUSTOMER DEFAULT" means Customer: (i) breaches any material provision of this Agreement, including, but not limited to, the provisions regarding payment; or (ii) uses the Services for any unlawful purpose or in any unlawful manner. In the event of a Customer Default, Supplier may, upon notice to Customer (in addition to the other rights or remedies as Supplier may have under this Agreement, at law or in equity): (i) suspend Services to Customer until such time that such circumstance is corrected (provided Supplier shall not be prohibited from terminating this Agreement after suspending Services); (ii) declare all Usage Charges that have been billed to Customer by Supplier to be immediately due and payable whereupon all such amounts shall become immediately due and payable; and (iii) terminate this Agreement. If Customer files or initiates proceedings or has proceedings filed or initiated against it, relating to its liquidation, insolvency, reorganization or other relief (such as the appointment of a trustee, receiver, liquidator, custodian or other official) under any bankruptcy, insolvency or other similar law or


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makes an assignment for the benefit of its creditors or enters into an agreement for the composition, extension or readjustment of its obligation in connection with the foregoing, the Services shall terminate automatically, without notice.

16. SYSTEM MAINTENANCE. Supplier may interrupt the Services for the performance of routine system maintenance, in which case Supplier will use reasonable efforts to notify Customer prior to the interruption and to conduct such maintenance during non-peak hours.

17. CUSTOMER WARRANTS. Customer hereby represents and warrants that it is certified to do business in all jurisdictions in which it conducts business and is in good standing in all such jurisdictions. Customer further represents and warrants that it is certified by the proper regulatory agencies to provide interstate, intrastate and international long distance services to End Users in those jurisdictions where such services are to be provided by Customer, and will furnish Supplier copies of such certificates upon Supplier's request. This Agreement is subject to, and Customer agrees to comply with, all applicable federal, state and local laws, and regulations, rulings and orders of governmental agencies, including, but not limited to, the Communications Act of 1934, as amended, the Rules and Regulations of the FCC and state public utility or service commissions ("PSC"), tariffs and the obtaining and continuance of any required certification, permit, license, approval or authorization of the FCC and PSC or any governmental body, including, but not limited to regulations applying to feature group termination and letters of agency.

18. NO THIRD PARTY BENEFICIARIES. This Agreement is made exclusively for the benefit of the parties and not any third party.

19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one document.


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20. FORCE MAJEURE. Supplier shall not be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, cable cut, storm or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including foreign, state and local governments having jurisdiction over either of the parties or the Services, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority; national emergencies; insurrections; riots; wars; or strikes, lock outs, work stoppages or other labor difficulties.

21. SURVIVAL. The covenants and agreements of Customer contained in this Agreement with respect to payment of amounts due and indemnification shall survive any termination of this Agreement.

22. NOTICES. ALL notices required under this Agreement shall be given in writing and delivered by a nationally recognized overnight courier, postage prepaid, or facsimile to the addresses set forth below:

If to Supplier:                     TeleHub Network Services Corporation
                                    2033 North Main Street, Suite 340
                                    Walnut Creek, CA 94596
                                    Attention: G. Richard Cross,
                                        Vice President Sales, Marketing
                                        and Technology Integration
                                    Fax: (925) 295-1143

If to Customer:                     Global Telephone Corporation
                                    8 Newbury Street
                                     Boston, MA 02116
                                     Attention: Craig S. Hill, President
                                    Fax: (617) 267-5505

A list of contacts for each party for the administration of this Agreement is attached as Exhibit F.



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23. HEADINGS. The paragraph headings used in this Agreement are for purposes of convenience only and shall not be deemed a part of this Agreement for purposes of construction or interpretation.

24. GENERAL TERMS. This Agreement shall be construed under the laws of the state of California. The waiver of a breach hereof shall not be construed to be a waiver of any subsequent breach. Any dispute relating hereto shall be resolved by binding arbitration in the San Francisco Bay area of California under the rules of the American Arbitration Association. If any term hereof is held to be invalid or unenforceable, this Agreement shall be construed without such invalid or unenforceable term. This Agreement is the entire agreement between the parties pertaining to the Services. This Agreement may only be modified or amended by an instrument in writing executed by each party. Customer may not assign this Agreement without the prior written consent of Supplier. The rates hereunder do not include any sales, use or utility taxes. Customer shall pay to Supplier any such taxes that Supplier may be required to collect or pay.


                                    -16-



                                                      Initials:  CSH     GRC
                                                                ------  ------

25. SPECIAL PROVISIONS. Additional special provisions are attached as Exhibit G.

     To confirm their agreement to be bound hereby, the parties hereto have executed this Agreement below:

TELEHUB NETWORK SERVICES CORPORATION          GLOBAL TELEPHONE CORPORATION


By: /s/GEORGE R. CROSS                        By:  /s/CRAIG S. HILL
   ------------------------------                -----------------------------

Name: George R. Cross                         Name: Craig S. Hill
     ----------------------------                  ---------------------------

Title: VP, Sales & Marketing                  Title: President
      ---------------------------                   --------------------------

Date: 4/13/98                                 Date: 8-APRIL-98
      ---------------------------                  ---------------------------




3 YEAR AGREEMENT FORM.TEL




                                    -17-


                                                      Initials:  CSH
                                                                ------  ------

                              LIST OF EXHIBITS


Exhibit A - Services

Exhibit B - CDR Specifications

Exhibit C - Forecast Form

Exhibit D - Rates

Exhibit E - Tax Exemption Form

Exhibit F - Contacts

Exhibit G - Special Provisions




List of Exhibits - Page 1 of 1

                                                      Initials:  CSH     GRC
                                                                ------  ------

                                  EXHIBIT A

                                  SERVICES

Check appropriate service(s), subject to availability:

X  Switched 1+ service

X  Dedicated 1+ Service

X  Switched Toll-free Service

X  Dedicated Toll-free Service

X  Calling Card

X  Debit Card

X  Operator Services

X  Directory Assistance

X  Internet Access

X  International Termination


____  International Call Back

X  Voicemail

X  lOxxx Dialing

X  Private Line

X Provisioned Bandwith on Demand (usage sensitive, distance sensitive billing)


Scheduled Availability will be provided upon request


Exhibit A - Page 1 of 1


                                                      Initials:  CSH     GRC
                                                                ------  ------

                                  EXHIBIT B

                        Billing Contact Information &
                               Specifications
                           for Call Detail Records

1. CDR Media Type Set-Up:

In order to receive the appropriate call format and method of distribution it is imperative that this CDR Provisioning Request Form is completed and sent with the original Telecommunications Wholesale Service Agreement. The CDR form requests vital information as described below:

1.1  SUBSCRIBER COMPANY INFORMATION

  The name by which the Subscriber Customer is identified in the TeleHub billing system.

  Name: Global Telephone Corporation
  Subscriber Contact Name: Director of Operations, Stephen Nyberg

  Contact Telephone #: (617) 425-5115

  Contact Fax #: (617) 267-5505

  1.2  ACCOUNT NUMBERS:

  Should be the same as provided by TeleHub Customer Services to the

  Subscriber Customer:
                       ------------------------------------------------
                               (Provided by TeleHub Accounting)

1.3  MEDIA FREQUENCY:

  The interval in which your Subscriber wants to receive the call records (Sub-Daily, Daily, Weekly, Monthly or some other timeframe). If Sub-Daily, Daily or some other timeframe is selected the TeleHub Customer Services must begin a process to establish the dedicated link used for the transmission of call records. The account will be initially set-up to receive weekly tape or diskette media based on the volume, until the alternative installation process has been completed:

  Select Media Frequency:
  Sub-Daily     Daily  X  Weekly     Monthly
            ---       ---        ---         ------

  For calls processed by other carriers on behalf of Telehub, frequency is subject to receipt of call records from the other carrier.


Exhibit B - Page 1 of 3


                                                      Initials:  CSH     GRC
                                                                ------  ------

1.4  MEDIA TYPE:

  The physical media selection is required (Tape, Cartridge, Diskette, CD-ROM, or TeleHub Web Download). Please complete the sub category information for the media type selected. (i.e. if Tape is selected, specify: standard label or no label 1600 bpi or 6250 bpi, ASCII or EBCDIC). Monthly frequency only available for CD-ROM (based on volume):

  Tape Cartridge Diskette CD ROM _ WEB Download X

1.5  SHIP TO ADDRESS:

  Specify the location that the physical media will be sent to, whether it is your site or a third party billing vendor. Also provide the following:

  * Company name: Global Telephone Corporation

  * Recipient Name: Director of Operations

  * Street address: 8 Newbury Street

  * Suite #: 6th Floor

  * City_Boston State_MA Zip Code 02116

  * Contact Phone or Pager:
    Area Code and # that is answered 7X24):888-200-5100

  * Fax Phone: Area Code and #: (617) 267-5505

1.6  CONTRACT TYPE:

  Specify whether the account is dedicated or switched access. (In the future the travel card and other enhanced service features will be included for media provided by TeleHub):

  Switched Access                       Dedicated            Both X
                 ----------------------          -----------     ---

  The dedicated CSA will contact the Subscriber Customer upon receipt of credit approval for the account. The CSA will initiate the process of establishing the dedicated link used for transmission of the CDR's. This TeleHub contact will instruct the Subscriber on how to access the TeleHub website, provide information about the software and hardware requirements. The set-up provisioning will take approximately 30-45 days to complete for dedicated access.


Exhibit B - Page 2 of 9


                                                      Initials:  CSH     GRC
                                                                ------  ------

2.   EDE Set-Up

New Subscriber Customers to TeleHub: EDE is the electronic data exchange process to be used by TeleHub to provide current data on account activity. An EDE reference handbook or guide prepared by the TeleHub Customer Service Group will be made available on request by a Subscriber. The guide will instruct the Subscriber on how to interface with TeleHub regarding the following items:

* Assigning and canceling login ID's and Passwords

* File Creation and file layout parameters for 1+ANI, account code

* File Submittal and Retrieval

* Response Files

* Reject Codes

* TeleHub Software Programs

* TeleHub WEB page

* And many other topics related to electronic order entry

Dedicated circuits to the RAS server can be established and the Sales Agent should discuss this with the Subscriber and make the necessary arrangements for ordering the facilities. If training is necessary the TeleHub Customer should call Cylinda Nelson(847-782-2136) to schedule either on-site or Gurnee-Site Training. The TeleHub direct Customer Service Group can be reached at (847-782-8090). To report outages or trouble tickets only (888-383-2482)


Exhibit B - Page 3 of 9


                                                      Initials:  CSH     GRC
                                                                ------  ------

                                   EXHIBIT C

                        PROJECTED NETWORK USAGE FORECAST

To allow Telehub to provide unsurpassed service, please fill in the below requested information. This information is used for planning purposes only and is in no way to be construed as a commitment by either party, without an approved Telecommunications Carrier Services Agreement.


       ------------------------------------------------------------------------
       COMPANY NAME
       ------------------------------------------------------------------------
       DATE OF PROJECTED FORECAST:
       ------------------------------------------------------------------------

SWITCHED SERVICES
-----------------------------------------------------------------------------------------------------------
                    TOTAL DOMESTIC MINUTES OF    OUTBOUND     INBOUND      INTERNATIONAL TERMINATING
PROJECTIONS YEAR 1   USE(MOU) PROJECTIONS       PERCENTAGE   PERCENTAGE      MINUTES OF USE(MOU)
-----------------------------------------------------------------------------------------------------------
                      SWITCHED   DEDICATED
-----------------------------------------------------------------------------------------------------------
MONTH 1
-----------------------------------------------------------------------------------------------------------
MONTH 2
-----------------------------------------------------------------------------------------------------------
MONTH 3
-----------------------------------------------------------------------------------------------------------
MONTH 4
-----------------------------------------------------------------------------------------------------------
MONTH 5
-----------------------------------------------------------------------------------------------------------
MONTH 6
-----------------------------------------------------------------------------------------------------------
        TOTAL
-----------------------------------------------------------------------------------------------------------
MONTH 12
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

TOTAL
PROJECTIONS YR 2
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                               AREA OF OPERATIONS

Please provide an indication of where your Sales Activity is concentrated by city and state or regional area. A brief description of your marketing method (i.e. independent sales agent, in-house sales, telemarketing etc.). If available, attach an NPA/NXX list of total minutes of use by Tandem or by Individual Serving Office


-----------------------------------------------------------------------------------------------------------
SALES AREA      MARKETING     # BUSINESS   # RESIDENTIAL  ACCESS TYPE      ACCESS TYPE      PROJECTED # OF
BY CITY/STATE    METHOD       CUSTOMERS     CUSTOMERS     % SWITCHED      % DEDICATED       T-1'S REQUIRED
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

EXHIBIT C - PAGE 1 OF 1

                                             Initials:    CSH            GRC
                                                         ------        -------

                                  EXHIBIT D

1.   DOMESTIC RATES INTERSTATE/INTRASTATE SWITCHED 1+

All rates per minute of usage. Billing increments for all domestic origination will be in one second billing increments.

(a)  INTERSTATE, ALL LATA GROUPS except LATA 836,          $0.075
                                                      SEE EXHIBIT G  CSH

Interstate Switched 1+ rate of $0.075 includes
Interstate usage originating from & terminating to all exchanges for all times periods, for All LATA Groups except those shown below in LATA Group 836. This rate is also applicable to switched Toll-Free Origination.

Supplier will provide Customer with the following volume discounts on the aggregated volume for interstate, intrastate and dedicated usage at the levels shown assuming all invoices are current and paid within the previously agreed timeframes. Discounts will only be calculated at each monthly revenue level attained for that month. (For example should the first monthly usage minutes total 2,000,000 minutes the invoice will be calculated at the $0.075 rate for the first 1,000,000 minutes of usage and the next 1,000,000 minutes of usage would be calculated at the $0.0713 rate). Should minutes of use decrease the applicable rate for the monthly revenue level will be used. Monthly revenue levels do not aggregate. The calculation of the volume discount is calculated at the rate shown for each tier of the monthly revenue level for each month.

The following discount table includes revenue for 1+ Termination Services and 800/888 Origination Services.

-------------------------------------------------------------------
MONTHLY REVENUE LEVEL            VOLUME DISCOUNT          RATE
-------------------------------------------------------------------
$0        to    $ 75,000      No additional discount     $0.0750
-------------------------------------------------------------------
$ 75,001  to    $175,000              5%                 $0.0713
-------------------------------------------------------------------
$175,001  to    $400,000              9%                 $0.0683
-------------------------------------------------------------------
$400,001  to    $650,000             13%                 $0.0653
-------------------------------------------------------------------
$650,001  to    $950,000             17%                 $0.0623
-------------------------------------------------------------------
$950,001  to    $1,250,000           21%                 $0.0593
-------------------------------------------------------------------
   $1,250,001 and  up                25                  $0.0563
-------------------------------------------------------------------

NOTE: Add $0.02 to above rates per minute for terminations to non-RBOC or locations.

(b)   INTRASTATE, ALL LATA GROUPS                              $0.075
      EXCEPT LATA 836,                                SEE EXHIBIT G  CSH

Intrastate Switched 1+ rate of $0.075 includes intrastate usage originating from & terminating to all exchanges for all time periods, for All LATA Groups except those shown below in LATA Group 836. This rate is also applicable to switched Toll-Free Origination.



Exhibit D - Page 1 of 9

                                           Initials:  CSH          GRC
                                                    --------   -----------

(c)   LATA GROUP 836                                            $0.136
      (i)    Wake and Midway Islands


      (ii)   Alaska, Hawaii, US Virgin Islands, Puerto Rico     $0.095
             1+ Terminating
             2
             -
      (iii)  800 Origination from Extended Non-Mainland Points
             to the Domestic Mainland
                  Alaska                                        $0.1244
                  Hawaii (1+800)                                $0.0725
                  Puerto Rico                                   $0.0856
                  US Virgin Islands                             $0.1089
                  Canada                                        $0.20552


(d)   CALLING CARD (Supplier will provide PINs and provide      $0.135
      800 access and transport; Customer must issue own cards)


2.    DEDICATED ACCESS RATE PER MINUTE OF USAGE                 TBD
      DEDICATED PRICING IS "TO BE DETERMINED" WHEN TELEHUB IS PREPARED TO PROVIDE THIS SERVICE. THE TARGET RATE OF $0.036 HAS BEEN REQUESTED.

3.    INTERNATIONAL RATES SHOWN ON PAGES 3 - 9 (ATTACHED)

      Rates may be changed upon notice to Customer.

      Billing increments for international calls will be 30/6 except Mexico
      60/60


SEE EXHIBIT G FOR ANY ADDITIONAL RATE CONSIDERATIONS





Exhibit B - Page 2 of 9                     Initials:  CSH       GRC
                                                     --------  --------

----------------------------------------------------------------------
                         COUNTRY                RATE*
 DESTINATION              CODES          (SUBJECT TO CHANGE)
----------------------------------------------------------------------
AFGHANISTAN                  93                     1.7222
----------------------------------------------------------------------
ALBANIA                     355                     0.4278
----------------------------------------------------------------------
ALGERIA                     213                     0.4111
----------------------------------------------------------------------
AMERICAN SAMOA              684                     0.5544
----------------------------------------------------------------------
ANDORRA                     376                     0.3889
----------------------------------------------------------------------
ANGOLA                      244                     0.6333
----------------------------------------------------------------------
ANGUILLA                809/497                     0.5667
----------------------------------------------------------------------
ANTARCTICA (SCOTT)          640                     0.4556
----------------------------------------------------------------------
ANTIGUA/Barbuda         809/460                     0.5000
----------------------------------------------------------------------
ARGENTINA                    54                     0.5000
----------------------------------------------------------------------
ARMENIA                     374                     0.7222
----------------------------------------------------------------------
ARUBA                       297                     0.3533
----------------------------------------------------------------------
ASCENSION ISLANDS           247                     0.7111
----------------------------------------------------------------------
AUSTRALIA                    61                     0.1278
----------------------------------------------------------------------
AUSTRIA                      43                     0.2000
----------------------------------------------------------------------
AZERBAIJAN                  994                     0.4667
----------------------------------------------------------------------
BAHAMAS                 809/321                     0.2222
----------------------------------------------------------------------
BAHRAIN                     973                     0.7889
----------------------------------------------------------------------
BANGLADESH                  880                     0.9667
----------------------------------------------------------------------
BARBADOS                809/228                     0.5222
----------------------------------------------------------------------
BELARUS                     375                     0.4444
----------------------------------------------------------------------
BELGIUM                      32                     0.1889
----------------------------------------------------------------------
BELIZE                      501                     0.7556
----------------------------------------------------------------------
BENIN                       229                     0.6222
----------------------------------------------------------------------
BERMUDA                 809/231                     0.2556
----------------------------------------------------------------------
BHUTAN                      975                     0.7444
----------------------------------------------------------------------
BOLIVIA                     591                     0.6889
----------------------------------------------------------------------
BOSNIA & HERZEGOVINA        387                     0.4556
----------------------------------------------------------------------
BOTSWANA                    267                     0.6333
----------------------------------------------------------------------
BRAZIL                       55                     0.5000
----------------------------------------------------------------------
BRITISH VIRGIN ISLANDS  809/275                     0.3778
----------------------------------------------------------------------
BRUNEI (Negara)             673                     0.4667
----------------------------------------------------------------------
BULGARIA                    359                     0.3558
----------------------------------------------------------------------
BURKINA FASO                226                     0.6249
----------------------------------------------------------------------
BURUNDI                     257                     0.6778
----------------------------------------------------------------------
CAMBODIA                    855                     1.0444
----------------------------------------------------------------------
CAMEROON                    237                     0.7338
----------------------------------------------------------------------
CAPE VERDE ISLAND           238                     0.5222
----------------------------------------------------------------------
CAYMAN ISLANDS          809/945                     0.4000
----------------------------------------------------------------------

Exhibit D - Page 3 of 9

                                                  Initials:  CSH          GRC
                                                            -------     -------
* Rates as of March 1, 1998

-----------------------------------------------------------------------
                             COUNTRY            RATE*
 DESTINATION                  CODES      (SUBJECT TO CHANGE)
-----------------------------------------------------------------------
CENTRAL AFRICAN                 236                  0.8123
REP
-----------------------------------------------------------------------
CHAD REPUBLIC                   235                  1.1444
-----------------------------------------------------------------------
CHILE                            56                  0.2833
-----------------------------------------------------------------------
CHINA                            86                  0.8000
-----------------------------------------------------------------------
CHRISTMAS ISLAND                672                  0.4684
-----------------------------------------------------------------------
COCOS ISL                       672                  0.4684
-----------------------------------------------------------------------
COLOMBIA                         57                  0.4278
-----------------------------------------------------------------------
COMOROS                         269                  0.7000
-----------------------------------------------------------------------
CONGO                           242                  0.7667
-----------------------------------------------------------------------
COOK ISLANDS                    682                  0.9556
-----------------------------------------------------------------------
COSTA RICA                      506                  0.5573
-----------------------------------------------------------------------
CROATIA- REPUB OF               385                  0.4000
-----------------------------------------------------------------------
CUBA                             53                  0.6333
-----------------------------------------------------------------------
CUBA (Guantanamo)                53                  0.4667
-----------------------------------------------------------------------
CYPRUS                          357                  0.4556
-----------------------------------------------------------------------
CZECH REPUBLIC                   42                  0.3000
-----------------------------------------------------------------------
DENMARK                          45                  0.1944
-----------------------------------------------------------------------
DIEGO GARCIA                    246                  0.6778
-----------------------------------------------------------------------
DJIBOUTI                        253                  0.8000
-----------------------------------------------------------------------
DOMINICA                        596                  0.6389
-----------------------------------------------------------------------
DOMINICAN REPUBLIC          809/220                  0.2778
-----------------------------------------------------------------------
ECUADOR                         593                  0.4778
-----------------------------------------------------------------------
EGYPT                            20                  0.7222
-----------------------------------------------------------------------
EL SALVADOR                     503                  0.5222
-----------------------------------------------------------------------
EQUATORIAL GUINEA               240                  1.1333
-----------------------------------------------------------------------
ERITREA                         291                  1.2222
-----------------------------------------------------------------------
ESTONIA                         372                  0.3667
-----------------------------------------------------------------------
ETHIOPIA                        251                  0.9333
-----------------------------------------------------------------------
FAEROE ISLANDS                  298                  0.3028
-----------------------------------------------------------------------
FALKLAND ISLANDS                500                  0.8889
-----------------------------------------------------------------------
FIJI ISLANDS                    679                  0.8444
-----------------------------------------------------------------------
FINLAND                         358                  0.2333
-----------------------------------------------------------------------
FRANCE                           33                  0.1889
-----------------------------------------------------------------------
FRENCH ANTILLES                 590                  0.5167
-----------------------------------------------------------------------
FRENCH GUIANA                   594                  0.4556
-----------------------------------------------------------------------
FRENCH POLYNESIA                689                  0.6556
-----------------------------------------------------------------------
GABON                           241                  0.7444
-----------------------------------------------------------------------

Exhibit D - Page 4 of 9

                                                 Initials:  CSH          GRC
                                                          --------     --------
* Rates as of March 1, 1998

 GAMBIA                          220                 0.5222
-----------------------------------------------------------------------
                             COUNTRY            RATE*
        DESTINATION           CODES      (SUBJECT TO CHANGE)
-----------------------------------------------------------------------
 GEORGIA                         995                 0.7840
-----------------------------------------------------------------------
 GERMANY                          49                 0.1244
-----------------------------------------------------------------------
 GHANA                           233                 0.5389
-----------------------------------------------------------------------
 GIBRALTAR                       350                 0.4333
-----------------------------------------------------------------------
 GREECE                           30                 0.3667
-----------------------------------------------------------------------
 GREENLAND                       299                 0.6111
-----------------------------------------------------------------------
 GRENADA                     809/440                 0.5833
-----------------------------------------------------------------------
 GUADELOUPE                      590                 0.4900
-----------------------------------------------------------------------
 GUAM                            671                 0.2000
-----------------------------------------------------------------------
 GUANTANAMO BAY                 5399                 0.4667
-----------------------------------------------------------------------
 GUATEMALA                       502                 0.5222
-----------------------------------------------------------------------
 GUINEA                          224                 0.7000
-----------------------------------------------------------------------
 GUINEA-BISSAU                   245                 1.0556
-----------------------------------------------------------------------
 GUYANA                          592                 0.7222
-----------------------------------------------------------------------
 HAITI                           509                 0.5667
-----------------------------------------------------------------------
 HONDURAS                        504                 0.5444
-----------------------------------------------------------------------
 HONG KONG                       852                 0.2556
-----------------------------------------------------------------------
 HUNGARY                          36                 0.2556
-----------------------------------------------------------------------
 ICELAND                         354                 0.2778
-----------------------------------------------------------------------
 INDIA                            91                 0.7222
-----------------------------------------------------------------------
 INDONESIA                        62                 0.6667
-----------------------------------------------------------------------
 IRAN                             98                 0.9333
-----------------------------------------------------------------------
 IRAQ                            964                 0.9444
-----------------------------------------------------------------------
 IRELAND                         353                 0.2111
-----------------------------------------------------------------------
 ISRAEL                          972                 0.4056
-----------------------------------------------------------------------
 ITALY                            39                 0.2278
-----------------------------------------------------------------------
 IVORY COAST                     225                 0.9556
-----------------------------------------------------------------------
 JAMAICA                     809/287                 0.6111
-----------------------------------------------------------------------
 JAPAN                            81                 0.2056
-----------------------------------------------------------------------
 JORDAN                          962                 0.7222
-----------------------------------------------------------------------
 KAZAKHSTAN                        7                 0.5778
-----------------------------------------------------------------------
 KENYA                           254                 0.7444
-----------------------------------------------------------------------
 KIRIBATI                        686                 0.9111
-----------------------------------------------------------------------
 KOREA- North                    850                 0.7667
-----------------------------------------------------------------------
 KOREA - South                    82                 0.4278
-----------------------------------------------------------------------
 KUWAIT                          965                 0.7667
-----------------------------------------------------------------------
 KYRGYZSTAN                      733                 0.5778
-----------------------------------------------------------------------

Exhibit D - Page 5 of 9

                                                 Initials:  CSH          GRC
                                                          --------     --------
* Rates as of March 1, 1998

-----------------------------------------------------------------------
 LAOS                             856                0.8667
-----------------------------------------------------------------------
 LATVIA                           371                0.3667
-----------------------------------------------------------------------
                             COUNTRY            RATE*
 DESTINATION                  CODES      (SUBJECT TO CHANGE)
-----------------------------------------------------------------------
 LEBANON                          961                0.7889
-----------------------------------------------------------------------
 LESOTHO                          266                0.6778
-----------------------------------------------------------------------
 LIBERIA                          231                0.5778
-----------------------------------------------------------------------
 LIBYA                            218                0.5747
-----------------------------------------------------------------------
 LIECHTENSTEIN                     41                0.3004
-----------------------------------------------------------------------
 LITHUANIA                        370                0.3778
-----------------------------------------------------------------------
 LUXEMBOURG                       352                0.2667
-----------------------------------------------------------------------
 MACAO                            853                0.4852
-----------------------------------------------------------------------
 MACEDONIA                        389                0.4889
-----------------------------------------------------------------------
 MADAGASCAR                       261                1.0556
-----------------------------------------------------------------------
 MALAWI                           265                0.5000
-----------------------------------------------------------------------
 MALAYSIA                          60                0.3500
-----------------------------------------------------------------------
 MALDIVES                         960                0.6778
-----------------------------------------------------------------------
 MALI REPUBLIC                    223                0.8000
-----------------------------------------------------------------------
 MALTA                            356                0.3000
-----------------------------------------------------------------------
 MARIANAS ISLAND                    0                0.5000
-----------------------------------------------------------------------
 MARSHALL ISLANDS                 692                0.4667
-----------------------------------------------------------------------
 MARTINIQUE                       596                0.3556
-----------------------------------------------------------------------
 MAURITANIA                       222                0.7333
-----------------------------------------------------------------------
 MAURITIUS                        230                0.6667
-----------------------------------------------------------------------
 MAYOTTE ISLAND                   269                0.5333
-----------------------------------------------------------------------
 MICRONESIA                       691                0.9556
-----------------------------------------------------------------------
 MOLDOVA                          373                0.8333
-----------------------------------------------------------------------
 MONACO                            33                0.2556
-----------------------------------------------------------------------
 MONGOLIA                         976                0.8333
-----------------------------------------------------------------------
 MONTSERRAT                   809/491                0.5500
-----------------------------------------------------------------------
 MOROCCO                          212                0.5000
-----------------------------------------------------------------------
 MOZAMBIQUE                       258                0.6333
-----------------------------------------------------------------------
 MYANMAR- UNION OF (BURMA)         95                0.9333
-----------------------------------------------------------------------
 NAMIBIA                          264                0.6556
-----------------------------------------------------------------------
 NAURU                            674                0.8000
-----------------------------------------------------------------------
 NEPAL                            977                0.9000
-----------------------------------------------------------------------
 NETHERLANDS                       31                0.1600
-----------------------------------------------------------------------
 NETHERLANDS ANTILLES             599                0.2178
-----------------------------------------------------------------------
 NEW CALEDONIA                    687                0.7722
-----------------------------------------------------------------------
 NEW ZEALAND                       64                0.2000
-----------------------------------------------------------------------

Exhibit D - Page 6 of 9

                                                 Initials:  CSH          GRC
                                                          --------     --------
* Rates as of March 1, 1998

--------------------------------------------------------------------------------
 NICARAGUA                                505                0.6556
--------------------------------------------------------------------------------
 NIGER REPUBLIC                           227                0.7667
--------------------------------------------------------------------------------
 NIGERIA                                  234                0.6889
--------------------------------------------------------------------------------
                                      COUNTRY           RATE*
 DESTINATION                           CODES     (SUBJECT TO CHANGE)
--------------------------------------------------------------------------------
 NIUE                                     683                0.9333
--------------------------------------------------------------------------------
 NORFOLK ISLAND                           672                0.4000
--------------------------------------------------------------------------------
 NORWAY                                    47                0.2056
--------------------------------------------------------------------------------
 OMAN                                     968                0.8667
--------------------------------------------------------------------------------
 PAKISTAN                                  92                1.0000
--------------------------------------------------------------------------------
 PALAU REPUBLIC                           680                0.7778
--------------------------------------------------------------------------------
 PANAMA                                   507                0.6222
--------------------------------------------------------------------------------
 PAPUA NEW GUINEA                         675                0.5111
--------------------------------------------------------------------------------
 PARAGUAY                                 595                0.6778
--------------------------------------------------------------------------------
 PERU                                      51                0.6444
--------------------------------------------------------------------------------
 PHILIPPINES                               63                0.4556
--------------------------------------------------------------------------------
 POLAND                                    48                0.3667
--------------------------------------------------------------------------------
 PORTUGAL                                 351                0.3667
--------------------------------------------------------------------------------
 PUERTO RICO                              809                0.1000
--------------------------------------------------------------------------------
 QATAR                                    974                0.7556
--------------------------------------------------------------------------------
 REUNION ISLAND                           262                0.7778
--------------------------------------------------------------------------------
 ROMANIA                                   40                0.4222
--------------------------------------------------------------------------------
 RUSSIA-FORMER REPUBLIC                     7                0.4333
--------------------------------------------------------------------------------
     City Code: 750X, 751X
--------------------------------------------------------------------------------
 RUSSIA-MOSCOW & ST. Pete                   7                0.3778
--------------------------------------------------------------------------------
     City Code: 7095, 7096, 7097
--------------------------------------------------------------------------------
     City Code: 7812 Band R16
--------------------------------------------------------------------------------
 RWANDA                                    250               0.9000
--------------------------------------------------------------------------------
 SAINT HELENA                              290               0.7922
--------------------------------------------------------------------------------
 SAINT KITTS & NEVIS                       590               0.5444
--------------------------------------------------------------------------------
 SAINT LUCIA                           809/450               0.5111
--------------------------------------------------------------------------------
 SAINT PIERRE et Miguelon                  508               0.2889
--------------------------------------------------------------------------------
 SAINT VINCENT                         809/456               0.6667
--------------------------------------------------------------------------------
 SAIPAN - (ROTA)                           670               0.9478
--------------------------------------------------------------------------------
 SAN MARINO                                 39               0.4222
--------------------------------------------------------------------------------
 SAO TOME                                  239               1.0667
--------------------------------------------------------------------------------
 SAUDI ARABIA                              966               0.7833
--------------------------------------------------------------------------------
 SENEGAL                                   221               1.0111
--------------------------------------------------------------------------------
 SERBIA                                    381               0.4444
--------------------------------------------------------------------------------
 SEYCHELLES ISLAND                         248               1.1333
--------------------------------------------------------------------------------

Exhibit D - Page 7 of 9

                                                 Initials:  CSH          GRC
                                                          --------     --------
* Rates as of March 1, 1998

-----------------------------------------------------------------------
 SIERRA LEONE                     232                0.8333
-----------------------------------------------------------------------
 SINGAPORE                         65                0.2389
-----------------------------------------------------------------------
 SLOVAK REP                        42                0.3889
-----------------------------------------------------------------------
 SLOVENIA                         386                0.3889
-----------------------------------------------------------------------
                             COUNTRY            RATE*
 DESTINATION                  CODES      (SUBJECT TO CHANGE)
-----------------------------------------------------------------------
 SOLOMON ISLANDS                  677                0.7778
-----------------------------------------------------------------------
 SOMALIA                          252                1.1111
-----------------------------------------------------------------------
 SOUTH AFRICA                      27                0.4444
-----------------------------------------------------------------------
 SPAIN                             34                0.2667
-----------------------------------------------------------------------
 SRI LANKA                         94                0.9111
-----------------------------------------------------------------------
 SUDAN                            249                0.4444
-----------------------------------------------------------------------
 SURINAME                         597                0.9222
-----------------------------------------------------------------------
 SWAZILAND                        268                0.2778
-----------------------------------------------------------------------
 SWEDEN                            46                0.1111
-----------------------------------------------------------------------
 SWITZERLAND                       41                0.1556
-----------------------------------------------------------------------
 SYRIAN ARAB REPUBLIC             963                1.0222
-----------------------------------------------------------------------
 TAIWAN                           886                0.3778
-----------------------------------------------------------------------
 TAJIKISTAN                         7                0.4556
-----------------------------------------------------------------------
 TANZANIA                         255                0.6111
-----------------------------------------------------------------------
 THAILAND                          66                0.6444
-----------------------------------------------------------------------
 TOGO                             228                0.7556
-----------------------------------------------------------------------
 TONGA ISLANDS                    676                0.8778
-----------------------------------------------------------------------
 TRINIDAD & TOBAGO            809/622                0.5111
-----------------------------------------------------------------------
 TUNISIA                          216                0.4833
-----------------------------------------------------------------------
 TURKEY                            90                0.4393
-----------------------------------------------------------------------
 TURKMENISTAN                       7                0.7333
-----------------------------------------------------------------------
 TURKS & CAICOS ISLAND        809/941                0.6000
-----------------------------------------------------------------------
 TUVALU                           688                0.8167
-----------------------------------------------------------------------
 UGANDA                           256                0.6889
-----------------------------------------------------------------------
 UKRAINE                          380                0.4556
-----------------------------------------------------------------------
 UNITED ARAB EMIRATES             971                0.5333
-----------------------------------------------------------------------
 UNITED KINGDOM                    44                0.0833
-----------------------------------------------------------------------
 URUGUAY                          598                0.6000
-----------------------------------------------------------------------
 UZBEKISTAN                         7                0.5667
-----------------------------------------------------------------------
 VANUATU                          678                0.6889
-----------------------------------------------------------------------
 VATICAN CITY                      39                0.2333
-----------------------------------------------------------------------
 VENEZUELA                         58                0.3667
-----------------------------------------------------------------------
 VIETNAM                           84                0.9889
-----------------------------------------------------------------------
 WALLIS & FUTUNA IS               681                0.3944
-----------------------------------------------------------------------

Exhibit D - Page 8 of 9

                                                 Initials:  CSH          GRC
                                                          --------     --------
* Rates as of March 1, 1998

-----------------------------------------------------------------------
 WESTERN SAMOA                    685                0.7778
-----------------------------------------------------------------------
 YEMEN ARAB REPUBLIC              967                0.9333
-----------------------------------------------------------------------
 YUGOSLAV- FED REP                381                0.4556
-----------------------------------------------------------------------
 ZAIRE                            243                0.6222
-----------------------------------------------------------------------
 ZAMBIA                           260                0.7222
-----------------------------------------------------------------------
                             COUNTRY            RATE*
 DESTINATION                  CODES      (SUBJECT TO CHANGE)
-----------------------------------------------------------------------
 ZANZIBAR                         259                0.8627
-----------------------------------------------------------------------
 ZIMBABWE                         263                0.5333
-----------------------------------------------------------------------
 Mexico -1                         52                0.1987
-----------------------------------------------------------------------
 Mexico -2                         52                0.2253
-----------------------------------------------------------------------
 Mexico -3                         52                0.3320
-----------------------------------------------------------------------
 Mexico -4                         52                0.3453
-----------------------------------------------------------------------
 Mexico -5                         52                0.3987
-----------------------------------------------------------------------
 Mexico -6                         52                0.4653
-----------------------------------------------------------------------
 Mexico-7     (52S)                52                0.5053
-----------------------------------------------------------------------
 Mexico -8                         52                0.5320
-----------------------------------------------------------------------
 Mexico City                                         0.3889
-----------------------------------------------------------------------
 Canada (all NPA's)                                  0.1023
-----------------------------------------------------------------------

Exhibit D - Page 9 of 9

                                                 Initials:  CSH          GRC
                                                          --------     --------
* Rates as of March 1, 1998

                                  EXHIBIT E

                    TELEHUB NETWORK SERVICES CORPORATION

          STATEMENT RELIEVING TELEHUB NETWORK SERVICES CORPORATION
            OF RESPONSIBILITY FOR BILLING AND COLLECTING FEDERAL
          EXCISE TAX ON SERVICES PROVIDED COMMON CARRIERS FOR 1998

The undersigned hereby certifies that the services furnished by Telehub Network Services Corporation ("TeleHub") will be used exclusively in the rendering of a communication service upon all or a portion of which federal excise tax is imposed, so that the services furnished by Telehub are exempt from federal excise tax by Section 4251 of the Internal Revenue Code.

It is understood that no federal tax will be billed and collected by Telehub on charges for said services and that it be the responsibility of the undersigned to bill and collect such tax as may be due from its customers. In the event the undersigned omits to bill or collect such taxes, and in the further event Telehub is assessed such taxes, the undersigned agrees to pay and/or reimburse Telehub such taxes, including interest and penalties.


Billing Name:   /s/ GLOBAL TELEPHONE CORP
                -------------------------
Address:        8 Newbury Street
                -------------------------
                Boston MA 02116
                -------------------------


Name:  Craig S. Hill            Title:  President
      ----------------------           ------------

Signature: /s/ Craig S. Hill    Date:  8-April-98
           -----------------           ------------




                                                Initials: CSH     GRC
                                                         ------  ------

                                  EXHIBIT F

                           Customer Contact Sheet
                           ----------------------



Please complete all sections:

1.    Contract Contact-Contractual issues, rate revisions and notifications:

      Name:        Craig S. Hill, President

      Telephone #: (617) 425-5101          Fax # (617) 267-5505

      Mailing Address (not a P.O. Box FedEx will not accept)

      Street_8 Newbury Street_City_Boston_State_MA_Zip_02116_

2. Billing Contact-Person receiving invoices and ensuring timely payment of invoices:

      Name: Andrea Buschini, Dir of Administration_Email Address-andreab@g-tel.com-

      Telephone #___(617) 425-5103    _____Fax # _(617) 267-5505____________

      Mailing Address (not a P.O. Box FedEx will not accept)

      Street_8 Newbury Street _________City ___Boston________
      State_MA_Zip_02116_______

3. Technical Contact- Routing information, outage notifications, new facilities ordering and any information required for any moves, adds, or changes.

      NAME____STEPHEN NYBERG, DIR OF OPERATIONS________________________________________

      Telephone #___(617) 425-5101   ___Fax # __(617) 267-5505____ Email Address__snyberg@g-tel.com_

      Mailing Address (not a P.O. Box FedEx will not accept) Street __8 Newbury Street__________

      City____ Boston____________ State_MA____________________ Zip_02116_______

4.    Switch Tech Contact- Trouble ticket reporting

      Name ___________________________ Pager #/Cell #_________________________________

      Telephone # ______________________________Fax# _________________________________

5.    Customer Service Contact- PIC Care, Possible Fraud Notifications, All
      Subscriber day-to-day customer affecting issues:

      Name/Title___Stephen Nyberg______ Pager/Cell #___ (same)________

      Telephone # _______________ Fax # ______________ Email Address__________________________

      Mailing Address (not a P.O. Box FedEx will not accept)

      Street ______________________ City ______________________ State___ zip __________


Exhibit F - Page 1 of 1

                                   EXHIBIT G

                               SPECIAL PROVISIONS

   1. For the initial one hundred eighty (180) days of this Agreement Customer shall be forward priced for InterState calls to $0.06
   2. After the initial one hundred eighty (180) days of this Agreement Customer understands that the rate to be charged going forward will be at the MONTHLY REVENUE LEVEL reflected in Exhibit D for the balance of the term of this agreement.
   3. It is also understood by the parties that should TeleHub be unable to provide services that Global Telephone is prepared to purchase from TeleHub for any reasons. For example Dedicated and 800/888 Toll Free that the ramp period will be extended for an additional ninety (90) days. This additional ramp period would allow Global to meet its Volume Discount levels which could provide a $0.0593 or $0.0563 rate.
   4. It has also been agreed that should there be a material change in the market place the parties agree to meet and discuss pricing based on any access charge changes.
   5. It is also understood between the parties that any pledge of the Customer's end user customer base is only those customers using the TeleHub network and that portion of the customer traffic which is on the TeleHub network. Furthermore, such pledge is in lieu of the Security Payment and Lockbox provisions in Paragraph's #6 and #7 of the Agreement.









Exhibit G - Page 1 of 1

                                          Initials:    CSH         GRC
                                                    ---------   ---------

                      TELEHUB NETWORK SERVICES CORPORATION

                           ---------------------------
                           STATE      1 + INTRASTATE
                           ---------------------------
                                      SWITCHED
                           ---------------------------
                            AL          $0.0606
                           ---------------------------
                            AZ          $0.0516
                           ---------------------------
                            AR          $0.0557
                           ---------------------------
                            CA          $0.0514
                           ---------------------------
                            CO          $0.0515
                           ---------------------------
                            CT          $0.0624
                           ---------------------------
                            DE          $0.0499
                           ---------------------------
                            DC          $0.0337
                           ---------------------------
                            FL          $0.0423
                           ---------------------------
                            GA          $0.0607
                           ---------------------------
                            ID          $0.0510
                           ---------------------------
                            IL          $0.0420
                           ---------------------------
                            IN          $0.0589
                           ---------------------------
                            IA          $0.0565
                           ---------------------------
                            KS          $0.0532
                           ---------------------------
                            KY          $0.0617
                           ---------------------------
                            LA          $0.0606
                           ---------------------------
                            ME          $0.0786
                           ---------------------------
                            MD          $0.0500
                           ---------------------------
                            MA          $0.0744
                           ---------------------------
                            MI          $0.0571
                           ---------------------------
                            MN          $0.0511
                           ---------------------------
                            MS          $0.0612
                           ---------------------------
                            MO          $0.0535
                           ---------------------------
                            MT          $0.0517
                           ---------------------------
                            NE          $0.0605
                           ---------------------------
                            NV          $0.0636
                           ---------------------------
                            NH          $0.0454
                           ---------------------------
                            NJ          $0.0508
                           ---------------------------
                            NM          $0.0516
                           ---------------------------
                            NY          $0.0603
                           ---------------------------
                            NC          $0.0607
                           ---------------------------
                            ND          $0.0511
                           ---------------------------
                            OH          $0.0578
                           ---------------------------
                            OK          $0.0531
                           ---------------------------
                            OR          $0.0516
                           ---------------------------
                            PA          $0.0504
                           ---------------------------
                            RI          $0.0455
                           ---------------------------
                            SC          $0.0610
                           ---------------------------
                            SD          $0.0511
                           ---------------------------
                            TN          $0.0611
                           ---------------------------
                            TX          $0.0594
                           ---------------------------
                            UT          $0.0511
                           ---------------------------
                            VT          $0.0685
                           ---------------------------
                            VA          $0.0338
                           ---------------------------
                            WA          $0.0516
                           ---------------------------
                            WV          $0.0499
                           ---------------------------
                            WI          $0.0564
                           ---------------------------
                            WY          $0.0517
                           ---------------------------

                             Effective As Of 4/1/98


                                  IntraLata Pricing Adendum for Global Telephone



                                                Initials:   CSH       GRC
                                                          -------   -------